EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statements of ATS Money Systems, Inc. on Form S-8
(33-64460 and 333-39331) of our report dated March 20, 1998, appearing in this Annual Report on Form 10-KSB of ATS Money
Systems, Inc. for the year ended December 31, 1997.



Deloitte & Touche LLP

Parsippany, New Jersey

March 27, 1998